                                                                   Exhibit 3.120





                            ARTICLES OF ORGANIZATION
                       DOMESTIC LIMITED LIABILITY COMPANY
                      Office of the Secretary of the State
 30 Trinity Street / P.O. Box 150470 / Hartford, CT 06115-0470 / Rev. 11/06/2001
                          See reverse for instructions
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                            Space For Office Use Only


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1. NAME OF THE LIMITED LIABILITY COMPANY:

       Toll Glastonbury LLC
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2. NATURE OF BUSINESS TO BE TRANSACTED OR THE PURPOSES TO BE PROMOTED OR CARRIED
   OUT:

   To engage in any lawful act or activity for which a limited liability company may be formed under the Connecticut Limited Liability Company Act, including the acquisition, investment and ownership of real property.

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3. PRINCIPAL OFFICE ADDRESS (Provide complete address. See instructions for further details.)

    53 Church Hill Road, Newtown, CT  06470

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4. APPOINTMENT OF STATUTORY AGENT FOR SERVICE OF PROCESS
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
     Name of agent:                                               Business address (P.O. Box is not acceptable)

     CT Corporation System                                        One Commercial Plaza, Hartford, CT  06103
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                                                                  Residence address (P.O. Box is not acceptable)


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

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                            Acceptance of appointment
                           CT Corporation System

                  By: Gary Scappini, Special Assistant Secretary
                               Signature of agent
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5. MANAGEMENT (Place a check mark next to the following statement only if it applies)

        x The management of the limited liability company shall be vested in --- one or more managers.

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6. MANAGER(S) OR MEMBER(S) INFORMATION
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
--------------------------------- ------------------------------- ------------------------------- -------------------------------
Name                              Title                           Business Address                Residence Address
--------------------------------- ------------------------------- ------------------------------- -------------------------------
Robert I. Toll                    Manager                         Box 410, Sugar Pond,            3103 Philmont Ave.,
                                                                  Solebury, PA  18963             Huntingdon Valley, PA  19006
                                                                  ------------------------------- -------------------------------
Zvi Barzilay                      Manager                         1900 Deer Run,                  3103 Philmont Ave.,
                                                                  Meadowbrook, PA  19046          Huntingdon Valley, PA  19006
                                                                  ------------------------------- -------------------------------
Joel H. Rassman                   Manager                         1636 Stocton Rd.,               3103 Philmont Ave.,
                                                                  Meadowbrook, PA  19046          Huntingdon Valley, PA  19006
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                                  7. EXECUTION
                       Dated this 10th day of April, 2003
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                         Denise R. King                                                   Denise R. King
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                Print or type name of organizer                                             Signature
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                         Reference an 81/2x 11 attachment if additional space is required